UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 11, 2013

The Hallwood Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8303	51-0261339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On April 11, 2013, The Hallwood Group Incorporated (the “Company”) received a letter from NYSE MKT LLC (the “Exchange”), indicating that the Company is not in compliance with certain NYSE MKT continued listing standards. The Exchange determined the Company’s financial condition has become impaired based upon its review of the Company’s Form 10-K for the fiscal year ended December 31, 2012. As a result of the Exchange’s review and determination, the Company is not in compliance with one of the Exchange’s continued listing standards, and therefore has become subject to the procedures and requirements of Section 1009 of the NYSE MKT Company Guide (“Company Guide”). Specifically, the Company is not in compliance with Section 1003(a)(iv) of the Company Guide in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

The letter states that, in order to maintain the Company’s listing with the Exchange, the Company must submit a plan of compliance by May 13, 2013 addressing how it intends to regain compliance with Section 1003(a)(iv) by July 15, 2013. If the Company does not submit a plan, or if the plan is not accepted by the Exchange, the Company will be subject to delisting proceedings. Furthermore, if the plan is accepted but the Company is not in compliance with the continued listing standards of the Company Guide by July 15, 2013, or if the Company does not make progress consistent with the plan, the Exchange staff will initiate delisting proceedings in accordance with Section 1010 and Part 12 of the Company Guide.

On April 15, 2013, the Company issued a press release announcing receipt of this notice from the Exchange of potential delisting or failure to satisfy a continued listing rule or standard. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulations S-K:

Exhibit Number	Description of Exhibit
99.1	Press release issued by The Hallwood Group Incorporated on April 15, 2013, announcing receipt of a notice from the NYSE MKT of potential delisting or failure to satisfy a continued listing rule or standard.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2013	THE HALLWOOD GROUP INCORPORATED

	By:	/s/ Richard Kelley
	Name:	Richard Kelley
	Title:	Vice President & Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit Name
99.1	Press release issued by The Hallwood Group Incorporated on April 15, 2013, announcing receipt of a notice from the NYSE MKT of potential delisting or failure to satisfy a continued listing rule or standard.